SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report February 3, 2005



                             ANNAPOLIS BANCORP, INC.
             (Exact name of registrant as specified in its charter)


           Maryland                    000-22961             52-1595772
-------------------------------- ---------------------- -----------------------
(State or other jurisdiction of  (Commission File No.)       (IRS Employer
         incorporation)                                  Identification Number)
-------------------------------- ---------------------- -----------------------


                  1000 Bestgate Road, Annapolis, Maryland   21401
                 --------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (410) 224-4455
                                                      -------------


                                 Not Applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-14c))

Item 2.02 Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition":

     On February 3, 2005 Annapolis Bancorp, Inc. issued a press release reporting full year and fourth quarter 2004 financial results. The press release is attached hereto as Exhibit 99.1



Item 9.01 Financial Statements and Exhibits.


(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit                    Description
-------                    -----------
99.1                       Press Release issued February 3, 2005,
                           filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ANNAPOLIS BANCORP, INC.


Dated: February 3, 2005

                                            /s/ Richard M. Lerner
                                            -----------------------
                                            Richard M. Lerner,
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
99.1                       Press Release issued February 3, 2005